EXHIBIT 10.122
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SUPPLY AGREEMENT
This SUPPLY AGREEMENT is made and entered into on this 17th day of January, 2013 (the “Closing Date”) and shall be effective retroactively as of January 1, 2013 (the “Effective Date”), by and among MICRON TECHNOLOGY, INC., a Delaware corporation (“Micron”), MICRON SEMICONDUCTOR ASIA PTE. LTD., a Singapore private limited company and wholly-owned Subsidiary (as defined hereinafter) of Micron (the “Purchaser”), and INOTERA MEMORIES, INC. (Inotera Memories, Inc. [Translation from Chinese]), a company incorporated under the laws of the Republic of China (the “R.O.C.”) (“Inotera”).
RECITALS
A.    Inotera is engaged in the manufacture of DRAM Products (as defined hereinafter) in wafer form.
B.    Micron, the Purchaser and Inotera (each, a “Party” and collectively, the “Parties”) desire Inotera to generally supply Conforming Wafers (as defined hereinafter), Pre-Qual Engineering Wafers (as defined hereinafter) and Non-Conforming Wafers (as defined hereinafter) to the Purchaser upon the terms and subject to the conditions set forth in this Agreement.
C.    Contemporaneously herewith, Inotera and Nanya Technology Corporation (Nanya Technology Corporation [Translation from Chinese]), a company incorporated under the laws of the R.O.C. (“NTC”), have entered into an agreement to be effective as of the Effective Date pursuant to which Inotera will supply wafers to NTC upon the terms and subject to the conditions set forth therein (the “NTC Supply Agreement”).
D.    Contemporaneously herewith, the Third Amended and Restated Supply Agreement, dated June 8, 2011 (and effective as of June 8, 2011), by and among Micron, NTC and Inotera (the “Existing Supply Agreement”) has been terminated effective retroactively as if such termination had occurred immediately prior to the commencement of the Effective Date.
E.    It is the present intention of the Parties that the level of mutual cooperation and support among the Parties in connection with their performance of this Agreement be consistent with the level of mutual cooperation and support between Micron and Inotera in connection with their performance of the Existing Supply Agreement.
AGREEMENT
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties intending to be legally bound do hereby agree as follows:[***]

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ARTICLE 1
DEFINITIONS; CERTAIN INTERPRETIVE MATTERS
1.1    Definitions. In addition to the terms defined elsewhere in this Agreement, capitalized terms used in this Agreement shall have the respective meanings set forth below:
“Affiliate” means, with respect to any specified Person, any other Person that directly or indirectly, including through one or more intermediaries, Controls, or is Controlled by, or is under common Control with such specified Person; and the term “affiliated” has a meaning correlative to the foregoing.
“Agreement” means this Supply Agreement, together with the Schedules attached hereto (but excluding the sample calculations set forth in any attachments to such Schedules, which are provided for illustrative purposes only and shall not constitute terms hereof).
“[***]” means, for any particular Design ID in a particular Delivery Month, if the [***] included in the [***] of Conforming Wafers delivered to the Purchaser in such Delivery Month in accordance with Section [***], the product of (i) the [***] for such Delivery Month, multiplied by (ii) the quotient of (A) the number of [***] in such Delivery Month, divided by (B) the number of [***] in such Delivery Month.
“[***]” means, for any particular Design ID in a particular Delivery Month, if Inotera is required to [***] in the [***] of Conforming Wafers delivered to the Purchaser in such Delivery Month pursuant to Section [***], the product of (i) the [***] for all such [***] included in the [***] delivered to the Purchaser in such Delivery Month pursuant to Section [***], multiplied by (ii) the quotient of (A) the number of [***] in such Delivery Month, divided by (B) the number of [***] in such Delivery Month.
“[***]” means, for any particular Design ID in a particular Delivery Month, if [***] included in the [***] of Conforming Wafers delivered to the Purchaser in such Delivery Month in accordance with Section [***], the product of (i) the [***] included in the [***] of Conforming Wafers delivered to the Purchaser in such Delivery Month in accordance with Section [***], multiplied by (ii) the quotient of (A) the number of [***] in such Delivery Month, divided by (B) the number of [***] in such Delivery Month.
“[***]” means, for any particular Design ID in a particular Delivery Month, if [***] included in the [***] of Conforming Wafers delivered to the Purchaser in such Delivery Month in accordance with Section [***], the product of (i) the [***] included in the [***] of Conforming Wafers delivered to the Purchaser in such Delivery Month in accordance with Section [***], multiplied by (ii) the quotient of (A) the number of [***] in such Delivery Month, divided by (B) the number of [***] in such Delivery Month.

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“[***]” means, for any particular Design ID in a particular Delivery Month, the product of (a) the [***] for such Delivery Month, multiplied by (b) the quotient of (i) the number of [***] in such Delivery Month, divided by (ii) the number of [***] in such Delivery Month.
“[***]” means, for any particular Design ID in a particular Delivery Month, if the [***] for a particular [***] included in the [***] of Conforming Wafers delivered to the Purchaser in such Delivery Month in accordance with Section [***], the product of (i) the [***] for such Delivery Month, multiplied by (ii) the quotient of (A) the number of [***] in such Delivery Month, divided by (B) the number of [***] in such Delivery Month.
“Annual Calendar” shall have the meaning set forth in Section 3.2.
“Applicable Law” means any applicable laws, statutes, rules, regulations, ordinances, orders, codes, arbitration awards, judgments, decrees or other legal requirements of any Governmental Entity.
“Applicable [***] Deadline” means the later to occur of (a) the date that is [***] months after [***] at the [***] in the Micron Fab Network and (b) the date that is [***] months after [***] on the agreed upon [***] created using a [***] at the Inotera Fab, as [***], where necessary and appropriate, with [***] at other fabs in the Micron Fab Network; provided, however, that, if such [***] at another fab in the Micron Fab Network has not [***] by the end of the [***] month of such [***] month period, such period shall be suspended until such [***] at another fab in the Micron Fab Network has [***].
“Applicable [***] Target” means:
(a)     if the [***] sufficient and appropriate for [***] on the [***], as forecasted in good faith by Micron, is less than [***];
(b)     if the [***] sufficient and appropriate for [***] on the [***], as forecasted in good faith by Micron, is (i) equal to or greater than [***] and (ii) less than [***];
(c)     if the [***] sufficient and appropriate for [***] on the [***], as forecasted in good faith by Micron, is (i) equal to or greater than [***] and (ii) less than [***];
(d)     if the [***] sufficient and appropriate for [***] on the [***], as forecasted in good faith by Micron, is (i) equal to or greater than [***] and (ii) less than [***]; and
(e)     if the [***] sufficient and appropriate for [***] on the [***], as forecasted in good faith by Micron, is (i) equal to or greater than [***] and (ii) less than [***].
“Boundary Conditions” means, with respect to the Inotera Fab, a requirement that, at any point in time:

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(a)    there shall be [***] in use for the manufacture of DRAM Products, provided that at the Inotera Fab, there also may be [***] in use for [***];
(b)    subject to clause (c) below, the Inotera Fab shall manufacture for the Purchaser DRAM Products with [***]; provided, however, that if at any time the Inotera Fab is manufacturing for the Purchaser DRAM Products with [***] (or, if and when the [***] at the Inotera Fab, such [***] as is agreed in writing by the Parties) and the Purchaser requests that the Inotera Fab manufacture for the Purchaser DRAM Products with [***] manufactured by the Inotera Fab, the Inotera Fab shall also manufacture for the Purchaser DRAM Products with [***] manufactured by the Inotera Fab [***] to manufacture DRAM Products with [***], including such [***], would be [***] the following for [***] in the [***] the Inotera Fab [***] being manufactured by or for Micron and its Affiliates at such fab [***] for the Inotera Fab, [***] being manufactured at [***] for such [***] at the Inotera Fab [***] DRAM Products (in wafer form) meeting the applicable specifications that can be manufactured by or for Micron and its Affiliates at [***]; provided further, however, that the foregoing shall be applied only to determine whether the Inotera Fab [***] manufacture DRAM Products with [***] manufactured by the Inotera Fab and only in the circumstance specified above and that the foregoing shall not be applied [***] or otherwise [***] in any circumstance [***] the Purchaser to [***] the Inotera Fab to manufacture for the Purchaser DRAM Products with [***] manufactured by the Inotera Fab;
(c)    the Inotera Fab shall not manufacture DRAM Products [***] for the Purchaser unless [***] of such [***] in the [***] to be delivered in such [***] of such [***] delivered during such [***]; and
(d)     the Inotera Fab shall not manufacture DRAM Products [***] for the Purchaser unless (i) the Inotera Fab is [***] for such [***], or (ii) the Purchaser has [***] the Inotera Fab [***] for such DRAM Products [***] and such DRAM Products [***] by a [***] of the [***];
as such requirement may be altered from time to time by the Purchaser with the consent of Inotera, which shall not be unreasonably withheld, conditioned or delayed; provided, however, that, notwithstanding anything above to the contrary, DRAM Products that are manufactured [***] shall be [***] to be [***] of a [***] for purposes of the [***] described in clauses (b) and (c) above.
“Business Day” means a day that is not a Saturday, Sunday or other day on which commercial banking institutions in either the R.O.C. or the State of New York are authorized or required by Applicable Law to be closed.
“Business Plan” means, at any particular time, the three (3) year business plan then existing for Inotera, as approved by the board of directors of Inotera.
“Closing Date” shall have the meaning set forth in the preamble to this Agreement.

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“Committed NTC Manufacturing Capacity” means, during the NTC Wind-Down Period for each Process Node, the number of wafers meeting the applicable specifications that can be manufactured for NTC by Inotera pursuant to the NTC Supply Agreement from:  (a) Wafer Starts prior to February 1, 2013 utilizing the [***] Process Node as set forth in the Manufacturing Plan attached as Schedule 3.1; (b) Wafer Starts prior to February 1, 2013 utilizing the [***] Process Node as set forth in the Manufacturing Plan attached as Schedule 3.1; and (c) up to [***] in each Fiscal Month commencing after January 31, 2013 and ending prior to November 1, 2013 utilizing the [***] Process Node (with the precise number of Wafer Starts in any such Fiscal Month to be specified by Inotera to the Purchaser in writing at least [***] days prior to the beginning of such Fiscal Month based on and consistent with the forecasts provided to Inotera by NTC under the NTC Supply Agreement), provided that such Wafer Starts contemplated by this clause (c) for any particular Fiscal Month shall be of DRAM Products having one of the following Design IDs: [***].
“Committed Purchaser Manufacturing Capacity” means:
(a)    at any time during the NTC Wind‑Down Period, 100% of the Manufacturing Capacity for each Process Node installed at the Inotera Fab after taking into account the Committed NTC Manufacturing Capacity;
(b)    at any time during the Term (other than during the NTC Wind-Down Period), 100% of the Manufacturing Capacity for each Process Node installed at the Inotera Fab; and
(c)    at any time during the Purchaser Wind-Down Period, the portion of the Manufacturing Capacity for each Process Node installed at the Inotera Fab as determined in accordance with Sections 11.1(d) and 11.1(e).
“Conforming Wafer” means a wafer containing DRAM Products produced by Inotera for delivery to the Purchaser under this Agreement following the qualification of such DRAM Products that (a) meets the applicable Specifications for a Conforming Wafer containing such DRAM Products immediately after Probe Testing and (b) has a minimum Die Yield equal to [***] (or, if the minimum die yield required for conforming wafers containing such DRAM Products in other fabs in the Micron Fab Network is different than [***], then such different percentage, which shall be set forth in a written notice to Inotera from Micron or the Purchaser).
“Control” means the power or authority, whether exercised or not, to direct the business, management and policies of a Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, which power or authority shall conclusively be presumed to exist upon possession of beneficial ownership or power to direct the vote of more than fifty percent (50%) of the votes entitled to be cast at a meeting of the members, shareholders or other equity holders of such Person or power to control the composition of a majority of the board of directors or like governing body of such Person; and the term “Controlled” has a meaning correlative to the foregoing.

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“Cycle-Time” means the time required to process a wafer through a portion of the manufacturing process or through the manufacturing process as a whole, including Probe Testing.
“Delivery Month” means, with respect to any particular wafer delivered to the Purchaser pursuant to this Agreement, the Fiscal Month in which it is delivered to the Purchaser.
“Demand Forecast” shall have the meaning set forth in Section 3.4.
“Design ID” means a part number that is assigned to a unique DRAM Design of a particular DRAM Product, which may include a number or letter designating a specific device revision.
“Die Yield” means the quotient, expressed as a percentage, of (a) the number of DRAM Products in die form that are manufactured on a wafer and that meet the applicable Specifications for such DRAM Products immediately after Probe Testing, divided by (b) the maximum number of such die that could be manufactured on such wafer to meet the applicable Specifications for such wafer using the applicable Process Node.
“DRAM” means a dynamic random access memory cell that functions by using a capacitor arrayed predominantly above the semiconductor substrate.
“DRAM Design” means all of the design elements, components, specifications and information required to manufacture the subject DRAM Product.
“DRAM Product” means any memory comprising DRAM, whether in die or wafer form.
“Effective Date” shall have the meaning set forth in the preamble to this Agreement.
“EFF” means, for DRAM Products of a particular Design ID, the time at which the first wafer of such DRAM Product is processed through the entire manufacturing process flow therefor in the Inotera Fab.
“Environmental Laws” means any and all laws, statutes, rules, regulations, ordinances, orders, codes or binding determinations of any Governmental Entity pertaining to the environment in any and all jurisdictions in which the Inotera Fab is located, including laws pertaining to the handling of wastes or the use, maintenance and closure of pits and impoundments, and other environmental conservation or protection laws.
“Excursion” means a performance deviation during the production process that is outside normal behavior, as defined by historical performance or as established by the Purchaser and Inotera in writing in the applicable Specifications, which may impact performance, Quality and Reliability or the Purchaser's customer delivery commitments for DRAM Product from Conforming Wafers.

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“Existing Supply Agreement” shall have the meaning set forth in Recital D to this Agreement.
“Final Invoice” shall have the meaning set forth in Section 4.9(b).
“Final Price” shall have the meaning set forth in Section 5.1(b).
“Fiscal Month” means any of the twelve financial accounting months within the Fiscal Year.
“Fiscal Quarter” means any of the four financial accounting quarters within the Fiscal Year.
“Fiscal Year” means the fiscal year of Inotera for financial accounting purposes.
“[***]” shall have the meaning set forth in Schedule 3.7.
“[***]” shall have the meaning set forth in Section 3.7.
“Force Majeure Event” means the occurrence of an event or circumstance beyond the reasonable control of the Party and includes: (a) explosions, fires, flood, earthquakes, catastrophic weather conditions, or other elements of nature or acts of God; (b) acts of war (declared or undeclared), acts of terrorism, insurrection, riots, civil disorders, rebellion or sabotage; (c) acts of Governmental Entities; (d) labor disputes, lockouts, strikes or other industrial action, whether direct or indirect and whether lawful or unlawful; (e) failures or fluctuations in electrical power or telecommunications service or equipment; and (f) delays caused by nonperformance of Inotera, in the case of Micron or the Purchaser, or Micron or the Purchaser, in the case of Inotera, or nonperformance by a Third Party (except for delays caused by such Party's subcontractors or agents).
“GAAP” means generally accepted accounting principles.
“Governmental Entity” means any governmental authority or entity, including any agency, board, bureau, commission, court, municipality, department, subdivision or instrumentality thereof, or any arbitrator or arbitration panel.
“Hazardous Substances” means any asbestos, any flammable, explosive, radioactive, hazardous, toxic, contaminating, polluting matter, waste or substance, including any material defined or designated as a hazardous or toxic waste, material or substance, or other similar term, under any Environmental Laws in effect or that may be promulgated in the future.
“Indemnified Losses” mean all direct, out-of-pocket liabilities, damages, losses, costs and expenses (including reasonable attorneys' and consultants' fees and expenses).
“Indemnified Party” shall have the meaning set forth in Section 9.2(a).

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“Indemnifying Party” shall have the meaning set forth in Section 9.2(a).
“Inotera” shall have the meaning set forth in the preamble to this Agreement.
“Inotera Fab” shall have the meaning set forth in Section 1.2(c).
“Inotera Financial Report” shall have the meaning set forth in Section 3.11.
“[***]” has the meaning set forth on Schedule 3.8.
“[***]” has the meaning set forth in Section 3.8(e).
“Joint Venture Agreement” means that certain Joint Venture Agreement between MNL, Numonyx B.V., MTAP and NTC, dated as of the Closing Date, as amended, relating to Inotera.
“Line Yield” means, for any given period of time, the quotient, expressed as a percentage, of (a) the number of Conforming Wafers and Pre-Qual Engineering Wafers produced during such period of time, divided by (b) the number of all wafers started during such period of time.
“Long Range Forecast” shall have the meaning set forth in Section 3.15
“Manufacturing Capacity” means, for each Process Node at the Inotera Fab for any particular period of time, the maximum number of Conforming Wafers that can be manufactured through Probe Testing and delivered to the Purchaser utilizing such Process Node at the Inotera Fab during such period of time, assuming Inotera only manufactured Conforming Wafers during such period of time.
“Manufacturing Plan” shall have the meaning set forth in Section 3.1.
“Mask [***]” has the meaning set forth in Section 2.3(b).
“Micron” shall have the meaning set forth in the preamble to this Agreement.
“Micron Fab Network” means the fabs manufacturing DRAM Products for Micron and its Affiliates, including the Inotera Fab.
“Micron/Inotera Confidentiality Agreement” means that certain Mutual Nondisclosure Agreement between Micron and Inotera, dated as of the Closing Date, as amended.
“[***]” shall have the meaning set forth in Section 3.12(e).
“MNL” means Micron Semiconductor B.V., a private limited liability company organized under the laws of the Netherlands.

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“Monthly Planning Statement” shall have the meaning set forth in Section 3.3.
“Monthly Financial Review” shall have the meaning set forth in Section 3.14(b).
“MTAP” means Micron Technology Asia Pacific, Inc., an Idaho corporation.
“Non-Conforming Wafer” means a wafer containing DRAM Products produced by Inotera for delivery to the Purchaser under this Agreement following the qualification of such DRAM Products that (a) fails to meet the applicable Specifications for a Conforming Wafer containing such DRAM Products immediately after Probe Testing or (b) has a minimum Die Yield below that required for a Conforming Wafer of such DRAM Products.
“NTC” shall have the meaning set forth in Recital C to this Agreement.
“NTC Supply Agreement” shall have the meaning set forth in Recital C to this Agreement.
“NTC Wind-Down Period” means the period from the Effective Date through December 31, 2013.
“Numonyx B.V.” means Numonyx Holdings B.V., a private limited liability company organized under the laws of the Netherlands.
“Operational Report” shall have the meaning set forth in Section 3.12.
“[***]” shall have the meaning set forth in Section 11.2(c).
“Party” and “Parties” shall have the meanings set forth in Recital B to this Agreement.
“Performance Criteria” means the factors of [***].
“Permitted Disclosures” shall have the meaning set forth in Section 3.16.
“Person” means any natural person, corporation, joint stock company, limited liability company, association, partnership, firm, joint venture, organization, business, trust, estate or any other entity or organization of any kind or character.
“Preliminary Price” means, for a particular Delivery Month, (a) with respect to Conforming Wafers, Inotera's estimate, as of the time Inotera delivers the Preliminary Price Notice with respect to such Delivery Month, of the Price that Inotera will charge under this Agreement for such Conforming Wafers, as reasonably determined by Inotera, with such estimate being based on the [***] for the [***], for products as [***] to such [***] (or such other [***], or combination or derivation therefrom, as the Parties may mutually agree in writing), (b) with respect to Pre-Qual Engineering Wafers, [***], and (c) with respect to Non-Conforming Wafers, an amount [***] per Non-Conforming Wafer, as mutually agreed in writing by the Parties.

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“Preliminary Price Notices” shall have the meaning set forth in Section 4.4(a).
“Pre-Qual Engineering Wafers” means, with respect to a particular DRAM Product, wafers of such DRAM Product requested by the Purchaser for delivery to the Purchaser in lieu of Conforming Wafers in any Purchase Order placed, or any change order to a Purchase Order issued, as contemplated by Section 4.3, that are manufactured to the full extent of the applicable process flow but prior to the qualification of such DRAM Product at the Inotera Fab.
“Price” shall have the meaning set forth in Section 5.1(a).
“Price True-Up Amount” means, for a particular Delivery Month, an amount, which may be positive or negative, equal to the sum of (i) the sum of (A) the aggregate [***] delivered during such Delivery Month to the Purchaser calculated in accordance with [***], plus (B) the aggregate [***] delivered during such Delivery Month to the Purchaser pursuant to [***], minus (ii) the aggregate balance owing to Inotera shown on all Pro Forma Invoices accompanying the deliveries of Conforming Wafers, Pre-Qual Engineering Wafers and Non-Conforming Wafers during such Delivery Month to the Purchaser.
“Probe Testing” means testing, using a wafer test program as set forth in the applicable Specifications for such wafer, of a wafer that has completed all processing steps deemed necessary to complete the creation of the desired integrated circuits in the die on such wafer, the purpose of which test is to determine how many and which of the die meet the applicable criteria for such die set forth in the Specifications for such die.
“Probe Yield” means, with respect to any period of time, the quotient, expressed as a percentage, of (a) the number of DRAM Products in die form meeting the applicable Specifications for such DRAM Products during such period of time, divided by (b) the maximum number of die on Conforming Wafers probed during such period of time.
“Process Node” means a [***] that enables the production of DRAM Products in wafer form for [***] often designated by the [***] (e.g., the 42nm Process Node or the 30nm Process Node, etc.). For the avoidance of doubt, the Parties acknowledge and agree that the [***] Process Node utilized at the Inotera Fab is not the same Process Node as the [***] Process Node utilized by [***].
“Process Node Allocation Notice” shall have the meaning set forth in Section 11.1(e).
“Pro Forma Invoice” shall have the meaning set forth in Section 4.9(a).
“[***]” shall have the meaning set forth in Section 3.8(a).

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“Purchase Order” shall have the meaning set forth in Section 4.4(b).
“Purchaser” shall have the meaning set forth in the preamble to this Agreement.
“Purchaser Indemnified Party” means the Purchaser or any of its Affiliates, including Micron.
“[***]” shall have the meaning set forth in Section 3.9.
“Purchaser [***] Report” shall have the meaning set forth in Section 3.13.
“[***]” shall have the meaning set forth in Section 3.8(b).
“Purchaser Wind-Down Period” shall have the meaning set forth in Section 11.1(c).
“Quality and Reliability” means the quality and reliability standards for Conforming Wafers as set forth in the applicable Specifications for such Conforming Wafers or the Manufacturing Plan in effect from time to time.
“Quarterly Business Review” has the meaning set forth on Section 3.14(a).
“Recoverable Taxes” shall have the meaning set forth in Section 4.8(a).
“[***] Notice” shall have the meaning set forth in Section 3.8(a).
“[***] Notice” shall have the meaning set forth in Section 3.8(b).
“Response to Forecast” shall have the meaning set forth in Section 3.5.
“Restriction Period” means, with respect to any Segregated Employee, the period of time beginning on the date such Person becomes a Segregated Employee and ending on the date that is [***] months after the date such Person is no longer a Segregated Employee.
“R.O.C.” shall have the meaning set forth in the preamble to this Agreement.
“[***]” shall have the meaning set forth in Section 3.13.
“Segregated Employees” means (a) the accounting employees of Inotera that are responsible for performing, reviewing and approving the calculation of the Price for any DRAM Product sold to the Purchaser under this Agreement, and (b) the president of Inotera and the senior officer responsible for financial management of Inotera, provided that no [***], if any, shall be permitted to be a Segregated Employee.
“Shared Design ID Wafers” means all wafers with the same Design ID that are produced for both the Purchaser and other Persons.

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“Ship Lot Line Yield” means, with respect to any lot of wafers, the quotient, expressed as a percentage, of (a) the number of Conforming Wafers manufactured from such lot, divided by (b) the number of Wafer Starts from such lot.
“Specifications” means those specifications used to describe, characterize, and define the quality and performance of a Conforming Wafer or a DRAM Product in die form, as applicable, in each case, as such specifications may be determined from time to time by the Purchaser and delivered in writing to Inotera.
“Subsidiary” means, with respect to any specified Person, any other Person that directly or indirectly, including through one or more intermediaries, is Controlled by such specified Person.
“Swap Ratio” means, with respect to any Pre-Qual Engineering Wafer, a ratio that will be used to [***] of such Pre-Qual Engineering Wafer to take into account the [***] required to produce such wafer compared to a Conforming Wafer generally, as such ratio is agreed by the Parties from time to time; provided, however, that, if the Parties cannot agree to such ratio for any particular Pre-Qual Engineering Wafer, the ratio for such Pre-Qual Engineering Wafer will be reasonably determined by the Purchaser.
“Taiwan GAAP” means GAAP used in the R.O.C., as in effect from time to time, consistently applied for all periods at issue.
“Term” shall have the meaning set forth in Section 11.1(a).
“Third Party” means any Person, other than Micron, Inotera or any of their respective Subsidiaries.
“Third Party Claim” means any claim, demand, lawsuit, complaint, cross-complaint or counter-complaint, arbitration, opposition, cancellation proceeding or other legal or arbitral proceeding of any nature brought in any court, tribunal or judicial forum anywhere in the world, regardless of the manner in which such proceeding is captioned or styled brought by any Third Party.
“[***]” shall have the meaning set forth in Section 11.2(c).
“[***]” shall have the meaning set forth in Schedule 3.8.
“[***]” shall have the meaning set forth in Section 3.8(e).
“Wafer Start” means the initiation of manufacturing services with respect to a wafer.

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“WIP” means work in process at the Inotera Fab, including all wafers in wafer fabrication and sort and all completed Conforming Wafers, Pre-Qual Engineering Wafers and Non-Conforming Wafers not yet delivered to the Purchaser or other Persons.
“WIP Data” means in-line inventory data, including wafer numbers, lot numbers, unit volumes, wafer volumes, Cycle-Times, Die Yield, Line Yield, Probe Yield and Ship Lot Line Yield.
“WSTS Forecast” means the forecast of semiconductor prices prepared by WSTS, Inc.
1.2    Certain Interpretive Matters.
(a)    Unless the context requires otherwise, (i) all references to Sections, Articles, Exhibits, Appendices or Schedules are to Sections, Articles, Exhibits, Appendices or Schedules of or to this Agreement, (ii) each accounting term not otherwise defined in this Agreement (A) with respect to Micron or the Purchaser, has the meaning commonly applied to it in accordance with GAAP used in the United States, as in effect from time to time, consistently applied for all periods at issue, and (B) with respect to Inotera, has the meaning commonly applied to it in accordance with Taiwan GAAP, (iii) words in the singular include the plural and vice versa, (iv) the term “including” means “including without limitation,” and (v) the terms “herein,” “hereof,” “hereunder” and words of similar import shall mean references to this Agreement as a whole and not to any individual section or portion hereof. All references to “$” or dollar amounts will be to lawful currency of the United States of America. All references to “day” or “days” mean calendar days, and all references to “quarter(ly),” “month(ly)” or “year(ly)” mean Fiscal Quarter, Fiscal Month or Fiscal Year, respectively, unless the context requires otherwise.
(b)    No provision of this Agreement will be interpreted in favor of, or against, any Party by reason of the extent to which (i) such Party or its counsel participated in the drafting thereof, or (ii) such provision is inconsistent with any prior draft of this Agreement or such provision.
(c)    For purposes of this Agreement, the “Inotera Fab” shall mean collectively the existing fabs of Inotera commonly referred to as “Fab 1,” “Fab 2” and “Fab M” located at Hwa Ya Technology Park, Taoyuan, Taiwan.
(d)    Notwithstanding anything herein to the contrary, the example calculations set forth in any attachments to the Schedules hereto shall not constitute terms of this Agreement and are provided for illustrative purposes only. In the event of any conflict between such example calculations and the terms of this Agreement, the terms of this Agreement shall govern and the Parties shall modify such example calculations to be consistent therewith.

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ARTICLE 2
OBLIGATIONS OF THE PARTIES;
PROCESSES AND CONTROLS
2.1    General Obligations.
(a)    Inotera shall provide, develop and operate the Inotera Fab according to the Business Plan in effect from time to time and the obligations set forth herein (including the planning process set forth in Article 3).
(b)    Inotera shall:
(i)    manufacture Conforming Wafers for the Purchaser in accordance with (A) the applicable Boundary Conditions, (B) the applicable Specifications, (C) the Responses to Forecast developed in response to the Demand Forecasts provided by the Purchaser to Inotera in accordance with Article 3;
(ii)    supply Conforming Wafers, Pre-Qual Engineering Wafers and Non-Conforming Wafers to the Purchaser in accordance with the purchasing process set forth in Article 4; and
(iii)    operate the Inotera Fab so that DRAM Product output from the Inotera Fab does not differ materially from that of any other fab in the Micron Fab Network as to the Specifications and Performance Criteria.
(c)    The Purchaser shall purchase Conforming Wafers, Pre-Qual Engineering Wafers and Non-Conforming Wafers from Inotera in accordance with the terms and conditions set forth herein.
2.2    Control; Processes. The Purchaser and Inotera shall review Inotera's control and process mechanisms, including such mechanisms that are utilized to ensure that all parameters of the Specifications and Performance Criteria are met or exceeded in Inotera's manufacture of Conforming Wafers. The Purchaser and Inotera agree to work together in good faith to define mutually agreeable control and process mechanisms, including the following: [***].
2.3    Production Masks.
(a)    Inotera shall purchase masks required to manufacture [***] for DRAM Products manufactured by Inotera under this Agreement from [***], and Inotera may purchase masks required to manufacture [***] for DRAM Products manufactured by Inotera under this Agreement from [***] (other than [***]) approved in writing by Micron; provided, however, that, with respect to Inotera's purchase of any [***], such limitations shall not apply if [***] by [***]. If Inotera elects to purchase masks from [***], subject to [***] (such [***] to be determined in [***] sole discretion), [***] will provide to [***] the [***] determines, in its sole discretion, are

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necessary to [***]. To the extent [***] provides [***] as contemplated by the immediately preceding sentence, [***] will pay to [***] associated with such [***] promptly after receiving an invoice in connection therewith. Notwithstanding anything in this Section 2.3(a) to the contrary, [***] shall be used for the [***] and any [***] of each [***] for a DRAM Product of [***]. Inotera shall have possession, but not ownership of any underlying copyrights, mask works or other intellectual property, of any physical production masks which Inotera obtains in accordance with this Section 2.3(a).
(b)    Inotera shall promptly revise any mask set that is being utilized for the manufacture of DRAM Products by Inotera for delivery to the Purchaser under this Agreement as requested by the Purchaser or Micron from time to time; provided, however, that, [***] to such mask set as so revised [***] such mask set is [***], the [***] (the “Mask [***]”) will be [***] to the [***] in the [***] in which the [***].
2.4    Designation of WIP.
(a)    WIP Associated With Shared Design ID Wafers. Inotera shall ensure that WIP at the Inotera Fab associated with Shared Design ID Wafers is designated for the Purchaser and any other Persons for which it is produced from Wafer Start, and the Shared Design ID Wafers shall be allocated to the Purchaser and such other Persons immediately prior to Probe Testing by Design ID pro rata in accordance with the relative number of Wafer Starts of such Shared Design ID Wafers for each of the Purchaser and such other Persons during the Fiscal Month in which such Shared Design ID Wafers were started.
(b)    Other WIP. Inotera shall ensure that WIP at the Inotera Fab associated with wafers (other than the Shared Design ID Wafers contemplated by Section 2.4(a)) to be produced for the Purchaser or any other Person is designated for the Purchaser or such other Person, as applicable, from Wafer Start.
2.5    Subcontractors. Inotera may utilize [***] as a subcontractor, subject to (a) the prior written approval of the Purchaser, which approval shall not be unreasonably withheld or delayed, and (b) compliance with the guidelines developed to manage the quality of such utilization in effect on the Effective Date (with such changes thereto as may from time to time be agreed in writing by the Parties). Inotera shall ensure that all contracts with [***] (a) shall provide Inotera with the same level of access and controls as Inotera provides to the Purchaser in this Agreement and (b) contain customary nondisclosure obligations in a form reasonably acceptable to the Purchaser.
2.6    [***] Notification. In addition to the Operational Report and the Quarterly Business Review, Inotera shall promptly notify the Purchaser of [***] affecting [***].
2.7    Traceability; Data Retention. The Purchaser and Inotera shall review Inotera's (a) [***] and producing the WIP Data and (b) data retention policy in regards to the WIP Data. Inotera agrees to maintain the WIP Data for a minimum of [***] (or such other period as may be agreed in writing by the Parties).

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2.8    Access to WIP Data. Inotera shall provide the Purchaser with full access to its WIP Data (including with respect to Shared Design ID Wafers) no less frequently than [***] under normal circumstances, which data shall be no older than [***] old when accessed.
2.9    Additional Customer Requirements. The Purchaser shall inform Inotera in writing of any supplier requirements of any customer of the Purchaser relating to the Inotera Fab. The Purchaser and Inotera shall work together in good faith to satisfy such requirements.
2.10    [***]. Inotera will cooperate with Micron and the Purchaser, and work in good faith, to develop a [***] plan, including (a) discussing the possibility of [***] at the Inotera Fab, (b) agreeing in writing to a [***] for the [***] at the Inotera Fab, which may be updated from time to time by the Parties in writing, (c) [***] at the Inotera Fab that, as [***], where necessary and appropriate, with [***] at other fabs in the Micron Fab Network, [***] for the [***] at the Inotera Fab, (d) through the [***] the Inotera Fab and other fabs in the Micron Fab Network as necessary and appropriate, [***] on the agreed upon [***] using the [***] described in clause (c), as [***], where necessary and appropriate, with [***] at other fabs in the Micron Fab Network and thereafter [***] to complete the [***]; and (e) within [***] months after [***] on such [***] on such [***].
ARTICLE 3
PLANNING AND FORECASTING;
PERFORMANCE REVIEWS AND REPORTS
3.1    Annual Manufacturing Plan. At least [***] days (or such other number of days as may be agreed in writing by the Parties) prior to the end of each Fiscal Year, Inotera shall prepare, under the direction of the president of Inotera, an annual manufacturing plan (the “Manufacturing Plan”) for the next [***] (or such other period or periods as may be agreed in writing by the Parties) and shall submit the Manufacturing Plan to the Purchaser for its review and comment. The Manufacturing Plan shall reflect the planning process contained in this Article 3. The Manufacturing Plan shall address various manufacturing issues, including the DRAM Products to be manufactured, a loading plan (by Design ID and Process Node for the DRAM Products to be produced, including, if applicable, a breakout of the DRAM Products, by Design ID and Process Node, to be produced for any Persons other than the Purchaser) and weekly loading and output (including, if applicable, a breakout, by Design ID and Process Node, the wafers designated for any Persons other than the Purchaser). The Manufacturing Plan covering [***] and in effect as of the Effective Date has been agreed by the Parties, a copy of which (modified for convenience to reflect monthly loading and output rather than weekly) is attached as Schedule 3.1.
3.2    Annual Calendar. Prior to the beginning of each Fiscal Year, the Parties shall establish a planning calendar for such Fiscal Year (each, an “Annual Calendar”) that sets forth key planning and finance dates during such Fiscal Year, which may include the dates on which the Parties will (a) deliver the Monthly Planning Statements (or the components thereof), the Demand Forecasts, the Responses to Forecast, the Operational Reports, the Long Range Forecast, the Preliminary Price Notices, the Purchase Orders and any other information that may be agreed in

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writing by the Parties, and (b) hold the Quarterly Business Reviews and Monthly Financial Reviews described in Section 3.14, provided that such dates shall be consistent with this Article 3 and Article 4, as applicable, and shall generally be consistent with the Purchaser's internal planning calendar for such Fiscal Year. In addition, the Annual Calendar may reflect the dates during such Fiscal Year on which the Parties will be required by this Agreement to deliver Purchaser [***] Reports, Inotera Financial Reports and Final Invoices. The Parties may alter the dates described in an Annual Calendar at any time, provided that such altered dates are consistent with this Article 3 and Article 4, as applicable, and are agreed in writing by the Parties. Within ten (10) days after the Closing Date, the Parties will agree to the Annual Calendar for 2013.
3.3    Monthly Planning Statement. Each Fiscal Month, Inotera shall deliver to the Purchaser one or more statements (collectively for each Fiscal Month, a “Monthly Planning Statement”) setting forth (a) for each Process Node, the anticipated Committed Purchaser Manufacturing Capacity for each of the next [***] Fiscal Months (or such other period as may be agreed in writing by the Parties) taking into account, among other things, [***] that were included in the Response to Forecast delivered in the prior Fiscal Month, (b) for each Design ID, the [***] as the Purchaser and Inotera may agree in writing for such Design ID for each of the next [***] Fiscal Months and (c) the Boundary Conditions applicable to the next [***] Fiscal Months.
3.4    Demand Forecast. Following receipt of a Monthly Planning Statement as contemplated by Section 3.3, the Purchaser shall deliver to Inotera a written non-binding forecast of the Purchaser's demand (each, a “Demand Forecast”) for the [***] Fiscal Months (or such other period as may be agreed in writing by the Parties) covered by such Monthly Planning Statement. Each Demand Forecast (a) shall include the total number of Conforming Wafers (broken out by Design ID and Process Node) and Pre-Qual Engineering Wafers (broken out by Design ID and Process Node) requested by the Purchaser for the period covered by such Demand Forecast (broken out weekly) and (b) shall be consistent with the Committed Purchaser Manufacturing Capacity and Boundary Conditions set forth in the Monthly Planning Statement to which it relates.
3.5    Response to Forecast; Resolution of Conflicts. Following receipt of a Demand Forecast as contemplated by Section 3.4, Inotera shall deliver to the Purchaser a written response that, so long as such Demand Forecast delivered by the Purchaser was consistent with the Committed Purchaser Manufacturing Capacity and Boundary Conditions set forth in the Monthly Planning Statement to which it relates, indicates Inotera commits to supply Conforming Wafers and Pre-Qual Engineering Wafers based on such Demand Forecast (each, a “Response to Forecast”). In preparing any Response to Forecast at any time the Committed Purchaser Manufacturing Capacity is less than 100% of the Manufacturing Capacity of Inotera at the Inotera Fab, (a) if there is a conflict with respect to the manufacture of wafers for the Purchaser pursuant to this Agreement and the manufacture of wafers for [***] pursuant to the [***], such conflict shall be resolved [***] number of wafers to be manufactured for the [***], and (b) if there is a conflict with respect to the manufacture of wafers for the Purchaser pursuant to this Agreement and the manufacture of wafers or other products for any Person other than [***] pursuant to the [***], such conflict shall be resolved [***] and the manufacture of wafers for the [***].

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3.6    Changes to Demand Forecast. The Purchaser may deliver to Inotera an adjusted Demand Forecast for any purpose, including to [***] of Conforming Wafers and Pre-Qual Engineering Wafers to be delivered to the Purchaser, to [***] of Conforming Wafers and Pre-Qual Engineering Wafers to be delivered to the Purchaser [***] and to [***] of Conforming Wafers and Pre-Qual Engineering Wafers to be manufactured [***], at any time until [***] prior to the [***] of the wafers affected by adjustments reflected in the adjusted Demand Forecast. In such event, Inotera shall deliver to the Purchaser a revised Response to Forecast that, so long as such adjustments are consistent with the Committed Purchaser Manufacturing Capacity and the Boundary Conditions set forth in the most recently delivered Monthly Planning Statement, indicates Inotera commits to supply Conforming Wafers and Pre-Qual Engineering Wafers based on such adjustments.
3.7    [***]. Notwithstanding anything herein to the contrary, if, for any particular Delivery Month, Inotera [***] to the Purchaser (at the Purchaser's request pursuant to a [***] delivered in the Fiscal Month prior to such Delivery Month) [***] for such Delivery Month set forth in the [***] delivered in the Fiscal Month prior to such Delivery Month, the [***] of Conforming Wafers delivered in such Delivery Month shall [***]. Any such “[***]” shall be calculated in accordance with Schedule 3.7.
3.8    [***].
(a)    Notwithstanding anything herein to the contrary, if, at any time, Inotera reasonably expects to [***] as a result of manufacturing Conforming Wafers and Pre-Qual Engineering Wafers utilizing [***] for delivery to the Purchaser in a particular Delivery Month based on [***] of the Committed Purchaser Manufacturing Capacity for such [***] for such Delivery Month set forth in the most recently delivered Monthly Planning Statement, Inotera may deliver to the Purchaser a written notice (each, a “[***] Notice”) setting forth the [***] Inotera reasonably believes it [***] the Purchaser in [***] and not cause a [***] (the [***] in its most recently delivered [***] set forth in a [***] Notice, the “[***]”).
(b)    Within [***] of receipt of a [***] Notice, the Purchaser may deliver to Inotera a written notice (a “[***] Notice”) setting forth (i) the [***] to be [***] described in the [***] Notice that the Purchaser [***] in the applicable Delivery Month that are [***] of the [***] set forth in the applicable [***] Notice (such [***], the “[***]”) and (ii) the Purchaser's [***] to Inotera the [***] with respect to the [***]. If the Purchaser delivers such a written notice, then the [***] with respect to the [***] shall be [***] of Conforming Wafers in the Delivery Month in which such [***] are delivered to the Purchaser.

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(c)    Notwithstanding anything herein to the contrary, if Inotera has delivered a [***] Notice with respect to a [***] for a particular Delivery Month, Inotera shall [***] the Purchaser in such Delivery Month the [***] as are set forth in such [***] Notice, as adjusted for the [***].
(d)    For any Delivery Month after a Delivery Month for which the [***] for a [***] has been [***] of Conforming Wafers delivered to the Purchaser, Inotera shall [***] of Conforming Wafers [***] the Purchaser [***] to the [***] for such [***] until the [***] of Conforming Wafers [***] the Purchaser [***] the [***] for such [***] of Conforming Wafers [***] the Purchaser.
(e)    “[***]” and “[***]” shall be calculated in accordance with Schedule 3.8.
3.9    [***] of Loading. If any Operational Report includes a notification described in Section 3.12(e) with respect to DRAM Products of a particular Design ID and, during the Quarterly Business Review in which such Operational Report is discussed, the Purchaser informs Inotera that the Purchaser is [***] to include in [***] of Conforming Wafers of DRAM Products of such Design ID to [***] for such Design ID, then the [***] of Conforming Wafers [***] the Purchaser in the Delivery Month next following the Delivery Month in which such Quarterly Business Review occurs shall [***] (the “[***]”) [***] associated with such Design ID [***] included in the [***] for any [***] of such Design ID [***] by Micron or the Purchaser pursuant to Section [***] of such [***] that were or will be [***] during such [***]. Notwithstanding anything above to the contrary, DRAM Products that are manufactured utilizing [***] shall be deemed to be [***] for purposes of [***] described in this Section 3.9.
3.10    [***] Statements. At least [***], Inotera shall deliver to the Purchaser a statement setting forth the number of Conforming Wafers and Pre-Qual Engineering Wafers (in each case, by Design ID) that are anticipated to be delivered to the Purchaser during each of the next [***]. In addition, at least [***], Inotera shall deliver to the Purchaser a statement setting forth:
(a)    by Design ID, the number of Conforming Wafers, Pre-Qual Engineering Wafers and Non-Conforming Wafers that were delivered to the Purchaser in the immediately preceding [***];
(b)    by Design ID, the Die Yield, Line Yield and Cycle Time in the immediately preceding [***]; and
(c)    such other Performance Criteria as the Purchaser and Inotera may agree in writing.

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3.11    Inotera Financial Report. Within [***] Business Days (or such other number of days as may be agreed in writing by the Parties) after the end of each Delivery Month, Inotera shall deliver to the Purchaser a report (each, a “Inotera Financial Report”) which shall include:
(a)    a detailed calculation, by Design ID, of [***] for the Delivery Month just ended;
(b)    a detailed calculation of [***] for the Delivery Month just ended;
(c)    if [***] for the Delivery Month just ended [***], a detailed calculation of [***] for such Delivery Month;
(d)    if [***] for the Delivery Month just ended [***], a detailed calculation of [***] for such Delivery Month;
(e)    if [***] for the Delivery Month just ended [***], a detailed calculation, by Process Node, of [***] for such Delivery Month;
(f)    if [***] for the Delivery Month just ended [***], a detailed calculation, by Process Node, of [***] for such Delivery Month;
(g)    if [***] for the Delivery Month just ended [***], a detailed calculation, by Design ID, of [***] for such Delivery Month;
(h)    if [***] for the Delivery Month just ended [***], a detailed calculation, by Design ID, of [***] for such Delivery Month;
(i)    if [***] in the Delivery Month just ended, a detailed calculation, by Design ID, of [***]; and
(j)    other financial information regarding Inotera for the Delivery Month just ended, consistent with the financial information regarding Inotera that has been historically provided to Micron by Inotera.
The Purchaser will not use or disclose Inotera Financial Reports, or the contents thereof, received by the Purchaser in contravention of any Applicable Law.
3.12    Operational Report. Each Fiscal Quarter, Inotera shall deliver to the Purchaser a report with respect to the Fiscal Quarter just ended (the “Operational Report”), which shall include:
(a)    a comparison of [***] relative to the [***] delivered in the [***] immediately prior to the [***], together with a comparison of [***] for the next [***] relative to the [***];

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(b)    a summary of [***], a summary of [***], including [***] and other indicators that may evidence or impact the [***], and a description of any [***];
(c)    a description of [***] or other [***] from the Purchaser in [***], including any [***] or other indicator, summarized pursuant to Section 3.12(b);
(d)    a description of [***] (and [***], if known) that are not reflected in [***] which may [***]; and
(e)    a notification that, since the date of the last Operational Report, the [***] to include Conforming Wafers of a particular Design ID in [***] such that, during any [***] the aggregate [***] of such [***] reflected in [***] to be delivered by [***] the aggregate [***] of such [***] during such period, is [***]; provided, however, that, notwithstanding anything above to the contrary, DRAM Products that are manufactured [***] shall be [***] DRAM Products [***] described in [***].
3.13    Purchaser [***] Report. Each Fiscal Month, as soon as practicable, but no later than [***] days (or such other number of days as may be agreed in writing by the Parties) after the end of the Fiscal Month just ended, the Purchaser shall deliver to Inotera a report (each, a “Purchaser [***] Report”), which shall include (a) the [***] Conforming Wafers delivered in the then-current Fiscal Month and (b) [***] for the then-current Fiscal Month. The “[***]” for any Fiscal Month shall be calculated in accordance with Schedule 3.13. Inotera will not use or disclose the Purchaser [***] Reports, or the contents thereof, received by Inotera in contravention of any Applicable Law.
3.14    Periodic Performance Reviews.
(a)    Inotera shall hold quarterly meetings (each, a “Quarterly Business Review”) with the Purchaser, the primary purposes of which shall be to review and discuss the most recent Operational Report and the Performance Criteria and to mutually agree on operational adjustments if necessary.
(b)    The Purchaser and Inotera shall hold monthly meetings (each, a “Monthly Financial Review”) to review and discuss (i) at the election of the Purchaser, the Inotera Financial Reports received by the Purchaser since the last such meeting, and (ii) at the election of Inotera, the Purchaser [***] Reports delivered by the Purchaser since the last such meeting.
3.15    Long Range Forecast. Each Fiscal Year, the Purchaser will provide Inotera, for its review and comment, with a written non-binding forecast (each, a “Long Range Forecast”) of the Purchaser's demand for Conforming Wafers for the next [***] or, if the Purchaser Wind-Down Period has commenced, for the remaining duration of the Purchaser Wind-Down Period.

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3.16    Restrictions on Access to [***]; Nonsolicitation of Segregated Employees.
(a)    Inotera shall prevent any Person that is not a Segregated Employee from obtaining access to the [***] (including the Purchaser [***] Reports and the Inotera Financial Reports), or the data from which [***] is derived from, delivered to, or created by, Inotera under this Agreement, except (i) as the Parties may otherwise agree in writing, (ii) as may be required by legal process under Applicable Law, and (iii) that Inotera may provide (A) the Purchaser with Inotera Financial Reports, Preliminary Price Notices, Pro Forma Invoices, Final Invoices and the data from which such Inotera Financial Reports, Preliminary Price Notices, Pro Forma Invoices or Final Invoices are derived, (B) any independent Third Party auditor acting as contemplated by Section 6.4 with such information as such auditor may request that is reasonably relevant to the applicable inspection and audit, and (C) Inotera's independent outside auditors with such information as such auditor may reasonably request in connection with its audit of Inotera's financial statements and other statutory audit requirements (the items in clauses (i), (ii) and (iii) being referred to as the “Permitted Disclosures”). Without limiting the generality of the foregoing, Inotera shall (x) develop, maintain, implement and enforce policies that (A) prohibit all Segregated Employees from disclosing, or allowing disclosure of, [***] (including the Purchaser [***] Reports and the Inotera Financial Reports) to Persons that are not Segregated Employees, other than the Permitted Disclosures and (B) require all Segregated Employees to store all physical files related to [***] (including the Purchaser [***] Reports and the Inotera Financial Reports) in secure locations that are not accessible by non-Segregated Employees, (y) segregate the office space of the Segregated Employees from other employees of Inotera, and (z) maintain all electronic files containing [***] (including the Purchaser [***] Reports and the Inotera Financial Reports) in confidential password protected files. The Purchaser shall not take any action that reasonably should be expected to cause Inotera to violate this Section 3.16.
(b)    Even if permitted under Section 9.4 of the Joint Venture Agreement, the Purchaser shall not, and shall cause its Affiliates not to, directly or indirectly recruit, solicit or hire, or make arrangements to recruit, solicit or hire, any current or former Segregated Employee during the Restriction Period.
ARTICLE 4
PURCHASE AND SALE OF PRODUCTS
4.1    Product Quantity. The Purchaser shall purchase from Inotera all of the Conforming Wafers manufactured in response to the Purchaser's Demand Forecasts (including any adjusted Demand Forecast) in accordance with Article 3 and the Purchase Orders (including any revised or supplemented Purchase Order) accepted in accordance with this Article 4.
4.2    Non-Conforming Wafers. At the direction and option of the Purchaser, Inotera shall deliver to the Purchaser all Non-Conforming Wafers produced by Inotera (a) from wafers designated from Wafer Start for the Purchaser in accordance with Section 2.4 and (b) in the case of Shared Design ID Wafers, the portion thereof allocated to the Purchaser in accordance with Section 2.4.

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4.3    Pre-Qual Engineering Wafers. Notwithstanding anything herein to the contrary, to the extent requested in any Purchase Order placed, or any change order to a Purchase Order issued, by the Purchaser, Inotera shall manufacture and deliver Pre-Qual Engineering Wafers in lieu of Conforming Wafers. Inotera shall promptly provide the Purchaser with full access to all data the Purchaser reasonably requests relating to Pre-Qual Engineering Wafers that are being manufactured by Inotera for the Purchaser.
4.4    Preliminary Price Notices; Placement of Purchase Orders.
(a)    Prior to each Fiscal Month, Inotera shall deliver to the Purchaser a notice (each, a “Preliminary Price Notice”), which shall set forth the Preliminary Price for Conforming Wafers, the Preliminary Price for Pre-Qual Engineering Wafers and the Preliminary Price for Non-Conforming Wafers for such Fiscal Month. The Parties hereby acknowledge that Inotera has timely delivered to the Purchaser a Preliminary Price Notice for the Fiscal Month commencing on the Effective Date.
(b)    Prior to each Fiscal Month, following receipt of the Preliminary Price Notice with respect to such Fiscal Month, the Purchaser shall place a non-cancelable blanket purchase order (each such order, a “Purchase Order”) for the quantity, by Design ID, of Conforming Wafers, Pre-Qual Engineering Wafers and Non-Conforming Wafers to be supplied to it by Inotera in the upcoming Fiscal Month. The Parties hereby acknowledge that the Purchaser has timely delivered to Inotera Purchase Orders for the Fiscal Month commencing on the Effective Date. The Purchaser may issue change orders to the Purchase Orders the Purchaser delivers to reflect changes in its Demand Forecasts in accordance with Article 3. The Purchaser may also elect to place with Inotera out-of-cycle Purchase Orders of Conforming Wafers, Pre-Qual Engineering Wafers or Non-Conforming Wafers on an as-needed basis. Any Purchase Order placed, or change order to a Purchase Order issued, hereunder shall be in writing and delivered via e-mail or facsimile transmission. The terms and conditions of this Agreement supersede the terms and conditions contained in any sales or purchase documentation provided in connection herewith unless expressly agreed otherwise in a writing signed by the Parties. Any Purchase Order for wafers may be placed in the name of the Purchaser, Micron or any other Affiliate of the Purchaser that is a direct or indirect wholly owned Subsidiary of Micron. If a Purchase Order for wafers is placed in a name of an Affiliate of the Purchaser, the Purchaser shall be jointly and severally liable with such Affiliate for any and all responsibilities and obligations under the Purchase Order.
4.5    Content of Purchase Orders. Each Purchase Order shall specify the following items:
(a)    the Purchase Order number;
(b)    the Design ID of each Conforming Wafer, Pre-Qual Engineering Wafer, Pre-Conforming Wafer and Non-Conforming Wafer;

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(c)    by Design ID, the forecasted quantity for the Fiscal Month of Conforming Wafers, Pre-Qual Engineering Wafers, Pre-Conforming Wafer and Non-Conforming Wafers;
(d)    the Preliminary Price for each Conforming Wafer, the Preliminary Price for each Pre-Qual Engineering Wafer and the Preliminary Price for each Non-Conforming Wafer;
(e)    the aggregate Preliminary Price for all Conforming Wafers ordered, the aggregate Preliminary Price for all Pre-Qual Engineering Wafers ordered and the aggregate Preliminary Price for all Non-Conforming Wafers ordered;
(f)    special instructions for manufacturing Pre-Qual Engineering Wafers, if any; and
(g)    other terms (if any).
Inotera shall not use or disclose the Purchaser Orders, or the contents thereof, received by Inotera in contravention of any Applicable Law.
4.6    Acceptance of Purchase Order. Each Purchase Order that (a) corresponds to the then most-recently delivered Response to Forecast (and any revised Response to Forecast) delivered in accordance with Article 3 and (b) is otherwise free of errors, shall be deemed accepted by Inotera upon receipt and shall be binding on Inotera and the Purchaser to the extent not inconsistent with the then most-recently delivered Response to Forecast (or revised Response to Forecast).
4.7    Output Shortfall; Excess Output.
(a)    Inotera shall immediately notify the Purchaser in writing of any inability to meet a Purchase Order commitment to the Purchaser. In such an event, the Purchaser shall accept delivery of such lesser quantities Inotera is able to ship and issue to Inotera a revised Purchase Order to account for such shortfall.
(b)    Inotera shall immediately notify the Purchaser in writing if the output to be purchased by the Purchaser under this Agreement will exceed, for any Design ID, the quantity of Conforming Wafers or Non-Conforming Wafers contained in the Purchaser's Purchase Order. In such an event, the Purchaser shall accept delivery of the additional quantities and issue to Inotera a supplementary Purchase Order to cover such excess.
4.8    Taxes.
(a)    General. All sales, use and other transfer taxes imposed directly on or solely as a result of the supplying of Conforming Wafers, Pre-Qual Engineering Wafers and Non-Conforming Wafers to the Purchaser and the payments therefor provided herein shall be stated separately on Inotera's Invoices, collected from the Purchaser and shall be remitted by Inotera to the appropriate tax authority (“Recoverable Taxes”), unless the Purchaser provides valid proof of

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tax exemption prior to the effective date of the transfer of the Conforming Wafers, Pre-Qual Engineering Wafers and Non-Conforming Wafers or otherwise as permitted by Applicable Law prior to the time Inotera is required to pay such taxes to the appropriate tax authority. When property is delivered and/or services are provided, or the benefit of services occurs, within jurisdictions in which collection of taxes from the Purchaser and remittance of taxes by Inotera is required by Applicable Law, Inotera shall have sole responsibility for payment of said taxes to the appropriate tax authorities. In the event such taxes are Recoverable Taxes and Inotera does not collect tax from the Purchaser, or pay such taxes to the appropriate governmental entity on a timely basis, and is subsequently audited by any tax authority, liability of the Purchaser shall be limited to the tax assessment for such Recoverable Taxes with no reimbursement for penalty or interest charges or other amounts incurred in connection therewith. Notwithstanding anything herein to the contrary, taxes other than Recoverable Taxes shall not be reimbursed by the Purchaser, and each of the Purchaser and Inotera is responsible for its own respective income taxes (including franchise and other taxes based on net income or a variation thereof), taxes based upon gross revenues or receipts and taxes with respect to general overhead, including business and occupation taxes, and such taxes shall not be Recoverable Taxes.
(b)    Withholding Taxes. In the event that the Purchaser is prohibited by Applicable Law from making payments to Inotera unless the Purchaser deducts or withholds taxes therefrom and remits such taxes to the local taxing jurisdiction, then the Purchaser shall duly withhold and remit such taxes and shall pay to Inotera the remaining net amount after the taxes have been withheld. Such taxes shall not be Recoverable Taxes and the Purchaser shall not reimburse Inotera for the amount of such taxes withheld.
4.9    Invoicing; Payment.
(a)    Along with each delivery of Conforming Wafers, Pre-Qual Engineering Wafers or Non-Conforming Wafers to the Purchaser, Inotera shall invoice the Purchaser for the aggregate Preliminary Price of the Conforming Wafers, Pre-Qual Engineering Wafers and Non-Conforming Wafers contained in such delivery (a “Pro Forma Invoice”).
(b)    Within [***] Business Days (or such other number of days as may be agreed in writing by the Parties) after the end of each Delivery Month, Inotera shall issue to the Purchaser a final invoice (a “Final Invoice”), which shall include a debit equal to the Price True-Up Amount for such Delivery Month, if positive, and a credit equal to the Price True-Up Amount for such Delivery Month, if negative.
(c)    Except as otherwise specified in this Agreement, (i) the Purchaser shall pay Inotera for the amounts due and owing by, and duly invoiced in a Pro Forma Invoice to, the Purchaser within [***] days following delivery to the Purchaser of the Final Invoice for the Delivery Month in which such Pro Forma Invoice was delivered or, if longer, within [***] days following the end of such Delivery Month and (ii) the Purchaser shall pay the Inotera for the amount due and owing by, and duly invoiced in a Final Invoice to, the Purchaser within [***] days following the delivery

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to the Purchaser of such Final Invoice or, if later, within [***] days following the end of the Delivery Month covered thereby. All amounts owed under this Agreement are stated, calculated and shall be paid in United States Dollars.
(d)    If the Purchaser does not pay Inotera for the amounts due under this Agreement, interest on the unpaid invoiced amounts will be calculated and imposed at the rate of [***] percent ([***]%) per annum, on a daily basis, from the due date until the payment is made, provided that, if the due date falls on a day that is not a Business Day, the payment shall be due by the next succeeding Business Day. However, if the Purchaser and Inotera do not agree on the payment amount of any Pro Forma Invoice or Final Invoice, interest on the disputed amount will not be imposed and accrued under this Agreement.
(e)    In the event that the Purchaser reasonably disputes any Pro Forma Invoice or Final Invoice provided hereunder, the Purchaser and Inotera will each appoint an officer who will use their best efforts to resolve such dispute within [***] days following the date such dispute is raised by the Purchaser. If such officers are unable to resolve the dispute in the given [***] days, then the dispute shall be submitted to the respective presidents of the Purchaser and Inotera for resolution.
(f)    If this Agreement has terminated or is terminating so that the Purchaser will not be able to use any credits issued by Inotera to the Purchaser, Inotera will promptly pay to the Purchaser an amount equal to such credits.
4.10    Payment to Subcontractors. Inotera shall be responsible for, and shall hold the Purchaser harmless from and against, any and all payments to the vendors or subcontractors Inotera utilizes in the performance of this Agreement.
4.11    Title; Risk of Loss. Title to, and risk of loss of, Conforming Wafers, Pre-Qual Engineering Wafers and Non-Conforming Wafers shall pass to the Purchaser [***] according to Incoterms 2010, as amended, provided that Inotera will [***], and will assist the Purchaser in [***] of, the Conforming Wafers, Pre-Qual Engineering Wafers and Non-Conforming Wafers in a manner consistent with past practices.
4.12    Packaging. All shipment packaging of the Conforming Wafers, Pre-Qual Engineering Wafers and Non-Conforming Wafers shall be in conformance with the applicable Specifications, the Purchaser's reasonable instructions and general industry standards, and shall be resistant to damage that may occur during transportation. Marking on the packages shall be made by Inotera in accordance with the Purchaser's reasonable instructions.
4.13    Shipment. All Conforming Wafers, Pre-Qual Engineering Wafers and Non-Conforming Wafers shall be prepared for shipment in a manner that: (a) follows good commercial practice; (b) is acceptable to common carriers for shipment at the lowest rate; and (c) is adequate to ensure safe arrival. Inotera shall mark all containers with (i) necessary lifting, handling and shipping information; (ii) Purchase Order number; (iii) date of shipment; and (iv) the name of the

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Purchaser. If no instructions are given, Inotera shall select the most price effective carrier, given the time constraints known to Inotera. In no event shall Inotera be obligated to maintain any significant inventory for the Purchaser.
4.14    Customs Clearance. Upon the Purchaser's request, Inotera shall promptly provide the Purchaser with a statement of origin, and applicable customs documentation, for Conforming Wafers, Pre-Qual Engineering Wafers and Non-Conforming Wafers wholly or partially manufactured outside of the country of import.
ARTICLE 5
PRICING
5.1    Price of Conforming Wafers.
(a)    Price by Design ID. The “Price” of each Conforming Wafer of a particular Design ID in any particular Delivery Month shall be calculated in accordance with Schedule 5.1.
(b)    Final Price. The “Final Price” of each Conforming Wafer of a particular Design ID in any particular Delivery Month shall equal [***].
5.2    Price of Pre-Qual Engineering Wafers. The price of each Pre-Qual Engineering Wafer delivered to the Purchaser during a Delivery Month shall be calculated in accordance with Schedule 5.2.
5.3    Price of Non-Conforming Wafers. Any Non-Conforming Wafers delivered to the Purchaser during a Delivery Month shall be [***].
ARTICLE 6
VISITATIONS; FACTORY REPRESENTATIVES; AUDITS
6.1    Visits. Inotera shall accommodate the Purchaser's reasonable requests for visits to the Inotera Fab and for meetings for the purpose of reviewing performance of production of Conforming Wafers, including requests for further information and assistance in troubleshooting performance issues.
6.2    Factory Representatives. At Micron's or the Purchaser's request, Inotera will designate at least one (1) of its employees with sufficient knowledge of and expertise in the operation of the Inotera Fab to interface with Micron and the Purchaser in a manner consistent with past practices. This employee will be the central point of contact for communication between Micron and the Purchaser, on the one hand, and Inotera, on the other hand, in regards to operational issues at the Inotera Fab arising out of the performance of this Agreement. Such employee will enter into such confidentiality agreement as Micron or the Purchaser may reasonably require.

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6.3    Audit. The Purchaser's representatives and key customer representatives, upon the Purchaser's request, shall be allowed to visit the Inotera Fab during normal working hours upon reasonable advance written notice to Inotera for the purposes of monitoring production processes and compliance with any requirements set forth in this Agreement applicable to the supply to the Purchaser and the applicable Specifications. Upon completion of the audit, Inotera and the Purchaser shall agree to an audit closure plan, to be documented in the audit report issued by the Purchaser.
6.4    Financial Audit.
(a)    Micron and the Purchaser reserve the right to have Inotera's books and records related to pricing of the Conforming Wafers (including each of the components of Final Price) and Pre-Qual Engineering Wafers purchased by the Purchaser during both the then current Fiscal Year and the prior Fiscal Year inspected and audited not more than [***] during any Fiscal Year to ensure compliance with Article 3 and Article 5. Such audit shall be performed, at the expense of Micron or the Purchaser, by an independent Third Party auditor acceptable to the Parties. Micron and the Purchaser shall provide [***] days advance written notice to Inotera of their desire to initiate an audit, and the audit shall be scheduled so that it does not adversely impact or interrupt Inotera's business operations. If the audit reveals any material discrepancies, the Purchaser or Inotera shall reimburse the other, as applicable, for any material discrepancies within [***] days after completion of the audit. The nature and extent of the discrepancies identified by the audit shall be reported to the Parties. Notwithstanding the foregoing, auditor reports shall not disclose pricing, or terms of purchase, for any purchases of materials or equipment by Inotera, absent written agreement from the respective legal counsel of the Parties. If any audit reveals a material discrepancy requiring a payment by Inotera, Micron and the Purchaser may increase the frequency of such audits to [***] for the [***].
(b)    Inotera reserves the right to have the books and records of Micron and the Purchaser related to the Purchaser [***] Reports for both the then current Fiscal Year and the prior Fiscal Year inspected and audited not more than [***] during any Fiscal Year to ensure compliance with Article 5. Such audit shall be performed, at Inotera's expense, by an independent Third Party auditor acceptable to the Parties. Inotera shall provide [***] days advance written notice to Micron and the Purchaser of its desire to initiate an audit, and the audit shall be scheduled so that it does not adversely impact or interrupt the business operations of Micron or the Purchaser. If the audit reveals any material discrepancies, the Purchaser or Inotera shall reimburse the other, as applicable, for any material discrepancies within [***] days after completion of the audit. The nature and extent of the discrepancies identified by the audit shall be reported to the Parties. Notwithstanding the foregoing, auditor reports shall not disclose (i) [***] for any [***] by Micron or the Purchaser, (ii) the [***] of Micron or the Purchaser, or (iii) the [***] by Micron or the Purchaser, absent written agreement from the respective legal counsel of the Parties. If any audit reveals a material discrepancy requiring a payment by the Purchaser, Inotera may increase the frequency of such audits to [***] for the [***].

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(c)    Information regarding the pricing of the Conforming Wafers (including each of the components of Final Price) and Pre-Qual Engineering Wafers purchased by the Purchaser and the Purchaser [***] Reports as to which audit rights under this Section 6.4 have expired shall be deemed final and conclusive for all purposes (absent fraud or willful misconduct), except to the extent that (i) an audit with respect thereto has been commenced under this Section 6.4 prior to such expiration and (ii) the process under this Section 6.4 has not been fully completed with respect to such audit. The Parties acknowledge the possibility that an audit commenced pursuant to this Section 6.4 for the then current Fiscal Year and the prior Fiscal Year may not be completed prior to [***].
ARTICLE 7
WARRANTY; HAZARDOUS SUBSTANCES; DISCLAIMER
7.1    Warranties.
(a)    Conforming Wafers. Inotera makes the following warranties to the Purchaser of Conforming Wafers hereunder regarding the Conforming Wafers furnished to the Purchaser hereunder, which warranties shall survive any delivery, inspection, acceptance, payment or resale of such Conforming Wafers:
(i)    such Conforming Wafers conform to all applicable Specifications;
(ii)    such Conforming Wafers are free from defects in materials and workmanship; and
(iii)    Inotera has the necessary right, title and interest to such Conforming Wafers, and, upon the sale of such Conforming Wafers to the Purchaser, such Conforming Wafers shall be free of liens and encumbrances.
(b)    Pre-Qual Engineering Wafers and Non-Conforming Wafers. ALL PRE-QUAL ENGINEERING WAFERS AND NON-CONFORMING WAFERS PROVIDED HEREUNDER ARE PROVIDED ON AN “AS IS,” “WHERE IS” BASIS WITH ALL FAULTS AND DEFECTS WITHOUT WARRANTY OF ANY KIND.
7.2    Warranty Claims. Within a period of time, not to exceed the lesser of the actual warranty period applicable to the end customer for the DRAM Product at issue or [***] months from the date of the delivery of the Conforming Wafers at issue to the Purchaser, the Purchaser shall notify Inotera if it believes that any Conforming Wafer does not meet the warranty set forth in Section 7.1. The Purchaser shall return such Conforming Wafer (or DRAM Product therefrom) to Inotera as directed by Inotera. If a Conforming Wafer is determined not to be in compliance with such warranty, then the Purchaser shall be entitled to return such Conforming Wafer (or DRAM Product therefrom) and receive a credit (or, if this Agreement has terminated or is terminating so that it will not be able to use such credit, a refund) equal to the sum of (a) any monies paid to Inotera by the Purchaser in respect of such Conforming Wafer plus (b) any out-of-pocket charges for

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shipping and handling reasonably incurred by the Purchaser in connection with such Conforming Wafer. THE FOREGOING REMEDY IS THE PURCHASER'S SOLE AND EXCLUSIVE REMEDY FOR INOTERA'S FAILURE TO MEET ANY WARRANTY OF SECTION 7.1.
7.3    Inspections. The Purchaser may, upon reasonable advance written notice, request samples of WIP designated to the Purchaser (whether individually as contemplated by Section 2.4(b) or together with others as contemplated by Section 2.4(a)) during production for purposes of determining compliance with the requirements and applicable Specification(s) hereunder, provided that the provision of such samples shall not materially impact Inotera's performance under the Manufacturing Plan or its ability to meet delivery requirements under any accepted Purchase Order. Any samples provided hereunder shall be: (a) limited in quantity to the amount reasonably necessary for the purposes hereunder; (b) invoiced and paid for in accordance with Section 4.9; and (c) included in any performance requirements. Inotera shall provide reasonable assistance for the safety and convenience of the Purchaser in obtaining the samples in such manner as shall not unreasonably hinder or delay Inotera's performance.
7.4    Hazardous Substances.
(a)    If Conforming Wafers, Pre-Qual Engineering Wafers, Non-Conforming Wafers or DRAM Products provided hereunder include Hazardous Substances as determined in accordance with Applicable Law, Inotera shall ensure that its employees, agents and subcontractors actually working with such materials in providing the Conforming Wafers, Pre-Qual Engineering Wafers, Non-Conforming Wafers or DRAM Products hereunder to the Purchaser are trained in accordance with Applicable Law regarding the nature of, and hazards associated with, the handling, transportation and use of such Hazardous Substances.
(b)    To the extent required by Applicable Law, Inotera shall provide the Purchaser with Material Safety Data Sheets (MSDS) either prior to or accompanying any delivery of Conforming Wafers, Pre-Qual Engineering Wafers, Non-Conforming Wafers or DRAM Products to the Purchaser.
(c)    Inotera shall indemnify, defend and hold harmless the Purchaser from and against any and all Indemnified Losses suffered or incurred by the Purchaser based on, relating to, or arising under any Environmental Laws and related to the manufacture of Conforming Wafers, Pre-Qual Engineering Wafers, Non-Conforming Wafers or DRAM Products by Inotera.
7.5    Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS ARTICLE 7, INOTERA HEREBY EXPRESSLY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY, SUITABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, NON-INFRINGEMENT OR OTHERWISE, WITH RESPECT TO THE CONFORMING WAFERS, PRE-QUAL ENGINEERING WAFERS, NON-CONFORMING WAFERS OR DRAM PRODUCTS PROVIDED UNDER THIS AGREEMENT. NO WARRANTIES SHALL APPLY TO ANY OF THE CONFORMING WAFERS, PRE-QUAL ENGINEERING WAFERS, NON-

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CONFORMING WAFERS OR DRAM PRODUCTS THAT HAVE BEEN REPAIRED OR ALTERED, EXCEPT AS AUTHORIZED BY INOTERA, OR WHICH ARE SUBJECTED TO MISUSE, NEGLIGENCE, ACCIDENT OR ABUSE. NO WARRANTIES FOR CONFORMING WAFERS, PRE-QUAL ENGINEERING WAFERS, NON-CONFORMING WAFERS OR DRAM PRODUCTS DELIVERED BY INOTERA TO THE PURCHASER SHALL APPLY TO ANY WARRANTY CLAIM OR ISSUE OR DEFECT TO THE EXTENT CAUSED BY TECHNICAL MATERIALS PROVIDED OR SPECIFIED BY, THROUGH OR ON BEHALF OF THE PURCHASER, INCLUDING PRODUCT DESIGNS, TECHNOLOGY AND TEST PROGRAMS.
ARTICLE 8
CONFIDENTIALITY; OWNERSHIP
8.1    Protection and Use of Confidential Information. All information provided, disclosed or obtained by any Party in the performance of activities under this Agreement shall be subject to all applicable provisions of the Micron/Inotera Confidentiality Agreement. Furthermore, the terms and conditions of this Agreement shall be considered “Confidential Information” under the Micron/Inotera Confidentiality Agreement for which each Party is considered a “Receiving Party” under such agreement. To the extent there is a conflict between this Agreement and the Micron/Inotera Confidentiality Agreement, the terms of this Agreement shall control.
8.2    Masks for DRAM Products. Any masks used by Inotera to manufacture DRAM Products under this Agreement shall be based on DRAM Designs owned by Micron or its Affiliates and shall be treated as “Confidential Information” of Micron under the Micron/Inotera Confidentiality Agreement.
ARTICLE 9
INDEMNIFICATION
9.1    General Indemnity. Subject to Article 10:
(a)    Inotera shall indemnify, defend and hold harmless the Purchaser Indemnified Parties from and against any and all Indemnified Losses based on, or attributable to, any Third Party Claim, or threatened Third Party Claim, resulting from the negligence, gross negligence or willful misconduct of Inotera or any of its respective officers, directors, employees, agents or subcontractors.
(b)    the Purchaser shall indemnify, defend and hold harmless Inotera from and against any and all Indemnified Losses based on, or attributable to, any Third Party Claim, or threatened Third Party Claim, wherein the Third Party alleges that DRAM Products manufactured for and/or sold to the Purchaser by Inotera are infringing intellectual property rights of such Third Party.

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9.2    Indemnification Procedures.
(a)    Promptly after the receipt by any Purchaser Indemnified Party or Inotera (an “Indemnified Party”) of a notice of any Third Party Claim that may be subject to indemnification under Section 9.1, such Indemnified Party shall give written notice of such Third Party Claim to the Party obligated to provide such indemnification under Section 9.1 (an “Indemnifying Party”), stating in reasonable detail the nature and basis of each allegation made in the Third Party Claim and the amount of potential Indemnified Losses with respect to each allegation, to the extent known, along with copies of the relevant documents received by the Indemnified Party evidencing the Third Party Claim and the basis for indemnification sought. Failure of the Indemnified Party to give such notice shall not relieve the Indemnifying Party from liability on account of this indemnification, except if, and only to the extent that, the Indemnifying Party is actually prejudiced by such failure or delay. Thereafter, the Indemnified Party shall deliver to the Indemnifying Party, promptly after the Indemnified Party's receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Party relating to the Third Party Claim. The Indemnifying Party shall have the right to assume the defense of the Indemnified Party with respect to such Third Party Claim upon written notice to the Indemnified Party delivered within thirty (30) days after receipt of the particular notice from the Indemnified Party. So long as the Indemnifying Party has assumed the defense of the Third Party Claim in accordance herewith and notified the Indemnified Party in writing thereof, (i) the Indemnified Party may retain separate co-counsel, at its sole cost and expense, and participate in the defense of the Third Party Claim, it being understood that the Indemnifying Party shall pay all reasonable costs and expenses of counsel for the Indemnified Party after such time as the Indemnified Party has notified the Indemnifying Party of such Third Party Claim and prior to such time as the Indemnifying Party has notified the Indemnified Party that it has assumed the defense of such Third Party Claim, (ii) the Indemnified Party shall not consent to the entry of any judgment or enter into any settlement with respect to a Third Party Claim without the prior written consent of the Indemnifying Party (not to be unreasonably withheld, conditioned or delayed) and (iii) the Indemnifying Party shall not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim (other than a judgment or settlement that is solely for money damages and is accompanied by a release of all indemnifiable claims against the Indemnified Party) without the prior written consent of the Indemnified Party (not to be unreasonably withheld, conditioned or delayed).
(b)    Equitable Remedies. In the case of any Third Party Claim where the Indemnifying Party reasonably believes that it would be appropriate to settle such Third Party Claim using equitable remedies (i.e., remedies involving future activity of the Indemnified Party), the Indemnifying Party and the Indemnified Party shall work together in good faith to agree to a settlement; provided, however, that no Party shall be under any obligation to agree to any such settlement.

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(c)    Treatment of Indemnification Payments; Insurance Recoveries. Any indemnity payment under this Agreement shall be decreased by any amounts actually recovered by the Indemnified Party under Third Party insurance policies with respect to such Indemnified Losses (net of any premiums paid by such Indemnified Party under the relevant insurance policy). Each Party agrees (i) to use all reasonable efforts to recover all available insurance proceeds and (ii) to the extent that any indemnity payment under this Agreement has been paid by the Indemnifying Party to the Indemnified Party prior to the recovery by the Indemnified Party of such insurance proceeds, the amount of such insurance proceeds actually recovered by the Indemnified Party shall be promptly paid to the Indemnifying Party.
(d)    Certain Additional Procedures. The Indemnified Party shall cooperate and assist the Indemnifying Party in determining the validity of any Third Party Claim and in otherwise resolving such matters. The Indemnified Party shall cooperate in the defense by the Indemnifying Party of each Third Party Claim (and the Indemnified Party and the Indemnifying Party agree with respect to all such Third Party Claims that a common interest privilege agreement exists between them), including: (i) permitting the Indemnifying Party to discuss the Third Party Claim with such officers, employees, consultants and representatives of the Indemnified Party as the Indemnifying Party reasonably requests; (ii) providing to the Indemnifying Party copies of documents and samples of products as the Indemnifying Party reasonably requests in connection with defending such Third Party Claim; (iii) preserving all properties, books, records, papers, documents, plans, drawings, electronic mail and databases of the Indemnifying Party and relating to matters pertinent to the conduct of the Indemnifying Party under the Indemnified Party's custody or control in accordance with such Party's corporate documents retention policies, or longer to the extent reasonably requested by the Indemnifying Party; (iv) notifying the Indemnifying Party promptly of receipt by the Indemnified Party of any subpoena or other Third Party request for documents or interviews and testimony; (v) providing to the Indemnifying Party copies of any documents produced by the Indemnified Party in response to or compliance with any subpoena or other Third Party request for documents; and (vi) except to the extent inconsistent with the Indemnified Party's obligations under Applicable Law and except to the extent that to do so would subject the Indemnified Party or its employees, agents or representatives to criminal or civil sanctions, unless ordered by a court to do otherwise, not producing documents to a Third Party until the Indemnifying Party has been provided a reasonable opportunity to review, copy and assert privileges covering such documents.
ARTICLE 10
LIMITATION OF LIABILITY
10.1    Damages Limitation. SUBJECT TO SECTION 10.2, IN NO EVENT SHALL ANY PARTY BE LIABLE TO ANOTHER PARTY FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL OR OTHER INDIRECT DAMAGES OR ANY PUNITIVE OR EXEMPLARY DAMAGES ARISING OUT OF, OR IN CONNECTION WITH, THIS AGREEMENT, WHETHER SUCH DAMAGES ARE BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHER THEORY OF LIABILITY, EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

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10.2    Exclusions. Section 10.1 shall not apply to Section 7.4(c) or to any Party's breach of Article 8.
10.3    Mitigation. Each Party shall have a duty to use commercially reasonable efforts to mitigate damages for which another Party is responsible.
ARTICLE 11
TERM AND TERMINATION;
SUPPLY OBLIGATIONS FOLLOWING TRIGGERING EVENT
11.1    Term.
(a)    General. The term of this Agreement (the “Term”) shall commence on the Effective Date and continue in effect until the third anniversary of the Effective Date, subject to potential successive one (1)-year extensions as contemplated below.
(b)    Annual Process for One-Year Extension. During the month that is twenty-six (26) months prior to the end of the Term then in effect, officers appointed by the Parties shall hold one (1) or more meetings to discuss in good faith the potential extension of the Term by one (1) year, with such amendments to pricing and other terms as the Parties may mutually agree in writing. If by the first day of the month that is twenty-five (25) months prior to the end of the Term then in effect the Parties have not mutually agreed in writing to extend the Term by one (1) year, the matter shall be escalated to the president of Micron, acting on behalf of Micron and the Purchaser, and a designee of the Board of Directors of Inotera, acting on behalf of Inotera, who shall hold one (1) or more meetings to discuss in good faith the potential extension of the Term by one (1) year. The meetings contemplated by this Section 11.1(b) shall be held on dates and by means, including remote communications, as agreed by the Parties. For the avoidance of doubt, Micron and the Purchaser may condition their agreement to any extension upon the adoption by the Board of Directors of Inotera of a Business Plan acceptable to Micron and the Purchaser covering the remaining Term as it would be extended by such agreement.
(c)    Purchaser Wind-Down Period. If by the first day of the month that is twenty-four (24) months prior to the end of the Term then in effect (or such other date as may be agreed in writing by the Parties) the Parties have not mutually agreed in writing to extend the Term by one (1) year, the Term shall not be extended and, commencing on the last day of the Term there shall begin a three (3)-year wind-down period (the “Purchaser Wind-Down Period”) during which, on the pricing and other terms, and subject to the conditions, applicable under this Agreement immediately prior to the end of the Term, Inotera will supply to the Purchaser, and the Purchaser will purchase from Inotera, Conforming Wafers, Pre-Qual Engineering Wafers and Non-Conforming Wafers, except that the Committed Purchaser Manufacturing Capacity shall be modified as set forth in Sections 11.1(d) and 11.1(e).
(d)    [***] Reductions in Aggregate Committed Purchaser Manufacturing Capacity During the Purchaser Wind-Down Period.

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(i)    During the [***] of the Purchaser Wind-Down Period, annualized aggregate Committed Purchaser Manufacturing Capacity across all Process Nodes installed at Inotera shall equal [***] percent ([***]%) of Inotera's annualized aggregate Manufacturing Capacity across all Process Nodes that exists at the end of the Term (determined by annualizing the aggregate monthly Manufacturing Capacity across all Process Nodes installed at Inotera for the final Delivery Month of the Term).
(ii)    During the [***] of the Purchaser Wind-Down Period, annualized aggregate Committed Purchaser Manufacturing Capacity across all Process Nodes installed at Inotera shall equal a percentage of the annualized aggregate Committed Purchaser Manufacturing Capacity across all Process Nodes that exists at the end of the [***] of the Purchaser Wind-Down Period (determined by annualizing the aggregate monthly Committed Purchaser Manufacturing Capacity across all Process Nodes installed at Inotera for the final Delivery Month of the [***] of the Purchaser Wind-Down Period) selected by Inotera, which percentage shall be (A) equal to or less than [***] ([***]%) and (B) equal to or greater than [***] percent ([***]%) (provided that, if Inotera does not notify Micron and the Purchaser in writing of its selection at least [***] prior to the commencement of the [***] of the Purchaser Wind-Down Period, such percentage shall be [***] percent ([***]%)).
(iii)    During the [***] of the Purchaser Wind-Down Period, annualized aggregate Committed Purchaser Manufacturing Capacity across all Process Nodes installed at Inotera shall equal a percentage of the annualized aggregate Committed Purchaser Manufacturing Capacity across all Process Nodes that exists at the end of the [***] of the Purchaser Wind-Down Period (determined by annualizing the aggregate monthly Committed Purchaser Manufacturing Capacity across all Process Nodes installed at Inotera for the final Delivery Month of the [***] of the Purchaser Wind-Down Period) selected by Inotera, which percentage shall be (A) equal to or less than [***] ([***]%) and (B) equal to or greater than [***] percent ([***]%) (provided that, if Inotera does not notify Micron and the Purchaser in writing of its selection at least [***] prior to the commencement of the [***] of the Purchaser Wind-Down Period, such percentage shall be [***] percent ([***]%)).
(e)    Process Node Allocation of Aggregate Committed Purchaser Manufacturing Capacity During the Purchaser Wind-Down Period. Not later than [***] prior to the commencement of [***] of the Purchaser Wind-Down Period, the Purchaser shall provide a written notice (the “Process Node Allocation Notice”) to Inotera specifying, by Process Node, the quantity of Conforming Wafers Inotera will be required to manufacture utilizing such Process Nodes pursuant to this Agreement during such [***]; provided that (i) the quantity of Conforming Wafers for a particular Process Node may not exceed the aggregate Manufacturing Capacity of such Process Node for such [***] as specified in the Monthly Planning Statement delivered by Inotera immediately prior to the delivery of such Process Node Allocation Notice and (ii) the aggregate

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quantity of Conforming Wafers specified for all Process Nodes shall be equal to the aggregate Committed Purchaser Manufacturing Capacity for such [***], as determined in accordance with Section 11.1(d). During [***] of the Purchaser Wind-Down Period, Inotera shall manufacture quantities of Conforming Wafers (or, if required pursuant to Section 4.3, Pre-Qual Engineering Wafers ordered in lieu thereof) in accordance with the applicable Process Node Allocation Notice, as such quantities may be modified pursuant to the terms of this Agreement.
11.2    Termination.
(a)    Except as otherwise provided in this Section 11.2, this Agreement may not be terminated by any Party during either the Term or the Purchaser Wind-Down Period.
(b)    Notwithstanding anything herein to the contrary, upon the occurrence of an [***] (as defined in the Joint Venture Agreement), if [***] (as defined in the Joint Venture Agreement) within [***] (or such other period as the Purchaser may agree in writing) following the [***] and [***] shall have the right to terminate this Agreement effective upon written notice to [***], provided that [***].
(c)    Any [***] shall contemplate the [***] to ensure that: (i) Inotera has the ability to [***] (the “[***]”) by June 1, 2013 and (ii) Inotera has the ability to [***] the Applicable [***] Target [***] (the “[***]”) by the Applicable [***] Deadline. Notwithstanding anything herein to the contrary, if at any time the [***] is not reflected in [***] or it becomes reasonably apparent that the [***] by July 1, 2013 or the [***] by the Applicable [***] Deadline, Micron and the Purchaser shall have the right, which they may exercise by written notice to Inotera, to (A) terminate this Agreement or (B) terminate the Purchaser's [***], which right shall survive the termination of such obligation; provided, however, that (I) the right of Micron and the Purchaser under this Section 11.2(c) as it relates to the [***] shall terminate if not exercised by written notice to Inotera prior to the earlier of (x) [***] and (y) the date on which the [***] occurs and (II) the right of Micron and the Purchaser under this Section 11.2(c) as it relates to the [***] shall terminate if not exercised by written notice to Inotera prior to the earlier of (x) the date that is [***] following the occurrence of the Applicable [***] Deadline and (y) the date on which the [***] occurs. Any written notice delivered by Micron and the Purchaser to Inotera pursuant to this Section 11.2(c) shall specify whether Micron and the Purchaser are exercising the termination right contemplated by clause (A) above or the termination right contemplated by clause (B) above and when such termination shall become effective.
(d)    Notwithstanding anything herein to the contrary, Micron and the Purchaser shall have the right to terminate this Agreement, effective upon written notice to Inotera, in the event that: (i) Inotera files a petition under or otherwise seeks to take advantage of laws relating to bankruptcy, insolvency, suspension of payments, reorganization or rehabilitation, or makes a general assignment for the benefit of creditors, or otherwise acknowledges in writing insolvency, or is declared or adjudicated bankrupt or insolvent; (ii) Inotera commences a process of dissolution, liquidation or winding up; (iii) Inotera applies for or consents to the appointment of a trustee,

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receiver, administrator, custodian, liquidator or the like for itself or any substantial portion of its business or assets; or (iv) Inotera or any substantial portion of its business or assets involuntarily becomes the subject of any such filing, process or appointment and such involuntary filing, process or appointment is not stayed, rescinded, removed or otherwise eliminated within sixty (60) days.
(e)    Notwithstanding anything herein to the contrary, this Agreement may be terminated:
(i)    by Inotera, effective upon written notice to Micron and the Purchaser, if there has been a material breach by Micron or the Purchaser of any material covenant or agreement contained in this Agreement and such breach has not been (A) cured by Micron or the Purchaser within thirty (30) days after written notice thereof from Inotera or (B) waived by Inotera; or
(ii)    by Micron and the Purchaser, effective upon written notice to Inotera, if there has been a material breach by Inotera of any material covenant or agreement contained in this Agreement and such breach has not been (A) cured by Inotera within thirty (30) days after written notice thereof from Micron and the Purchaser or (B) waived by Micron and the Purchaser.
11.3    Inotera Requirements at Termination. Within [***] days after (x) the end of the Purchaser Wind-Down Period or (y) the effectiveness of any termination of this Agreement pursuant to Section 11.2, Inotera:
(a)    shall deliver to Micron, or, pursuant to written instructions of Micron, destroy, all production masks obtained as contemplated by Section 2.3; and
(b)    shall (i) deliver to Micron, or, pursuant to written instructions of Micron, destroy, all copies and other embodiments of any process technology or information provided to Inotera by Micron or its Affiliates, or any portion thereof, in whatever form received, reproduced or stored, (ii) if destruction is requested by Micron, certify to Micron and the Purchaser that such destruction is complete, and (iii) cease all use of the process technology or information provided to Inotera by Micron or its Affiliates.
11.4    Survival. Termination of this Agreement shall not affect any of the Parties' respective rights accrued, or obligations owed, before such termination, including any rights or obligations of the Parties in respect of any accepted Purchase Orders existing at the time of such termination. In addition, the following shall survive termination of this Agreement for any reason: Sections 2.7, 3.11, 3.13, 4.2, 4.5, 4.8, 4.9, 4.10, 4.11, 4.12, 4.13, 4.14, 6.4, 7.1, 7.2, 7.4(c) and 7.5, and Articles 5, 8, 9, 10, 11 and 12.

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ARTICLE 12
MISCELLANEOUS
12.1    Force Majeure Events. The Parties shall be excused from any failure to perform any obligation hereunder to the extent such failure is caused by a Force Majeure Event. A Force Majeure Event shall operate to excuse a failure to perform an obligation hereunder only for the period of time during which the Force Majeure Event renders performance impossible or infeasible and only if the Party asserting Force Majeure as an excuse for its failure to perform has provided written notice to, in the event of an assertion by Micron or the Purchaser, Inotera and, in the event of an assertion by Inotera, Micron and the Purchaser specifying the obligation to be excused and describing the events or conditions constituting the Force Majeure Event.
12.2    Specific Performance. The Parties agree that irreparable damage will result if this Agreement is not performed in accordance with its terms, and the Parties agree that any damages available under the indemnification provisions or at law for a breach of this Agreement would not be an adequate remedy. Therefore, the provisions hereof and the obligations of the Parties hereunder shall be enforceable in a court of equity, or other tribunal with jurisdiction, by a decree of specific performance, and appropriate injunctive relief may be applied for and granted in connection therewith.
12.3    Assignment. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of each Party hereto; provided, however, neither this Agreement nor any right or obligation hereunder may be assigned or delegated by any Party in whole or in part to any other Person without the prior written consent of the nonassigning Parties. Any purported assignment in violation of the provisions of this Section 12.3 shall be null and void and have no effect.
12.4    Compliance with Laws and Regulations. Each of the Parties shall comply with, and shall use reasonable efforts to require that its respective subcontractors comply with, Applicable Laws relating to this Agreement and the performance of such Party's obligations hereunder.
12.5    Notice. All notices and other communications hereunder shall be in writing and shall be deemed given upon (a) transmitter's confirmation of a receipt of a facsimile transmission, (b) confirmation of delivery by a standard overnight or recognized international carrier, or (c) delivery in person, addressed at the following addresses (or at such other address for a Party as shall be specified by like notice):

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In the case of Micron:

Micron Technology, Inc.
8000 S. Federal Way
Mail Stop 1-507
Boise, ID 83716
Attn: General Counsel
Facsimile: (208) 368-1309

In the case of the Purchaser:

Micron Semiconductor Asia Pte. Ltd.
c/o Micron Technology, Inc.
8000 S. Federal Way
Mail Stop 1-507
Boise, ID 83716
Attn: General Counsel
Facsimile: (208) 368-1309

In the case of Inotera:

Inotera Memories, Inc.
667, Fuhsing 3rd Road
Hwa-Ya Technology Park
Kueishan, Taoyuan
Taiwan, R.O.C.
Attn: Head of Legal & IP Office
Facsimile: 886-3-327-2988 Ext. 3385
12.6    Waiver. The failure at any time of a Party to require performance by another Party of any responsibility or obligation required by this Agreement shall in no way affect a Party's right to require such performance at any time thereafter, nor shall the waiver by a Party of a breach of any provision of this Agreement by another Party constitute a waiver of any other breach of the same or any other provision nor constitute a waiver of the responsibility or obligation itself.
12.7    Severability. Should any provision of this Agreement be deemed in contradiction with the laws of any jurisdiction in which it is to be performed or unenforceable for any reason, such provision shall be deemed null and void, but this Agreement shall remain in full force and effect in all other respects. Should any provision of this Agreement be or become ineffective because of changes in Applicable Laws or interpretations thereof, or should this Agreement fail to include a provision that is required as a matter of law, the validity of the other provisions of this Agreement shall not be affected thereby. If such circumstances arise, the Parties shall negotiate in good faith

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appropriate modifications to this Agreement to reflect those changes that are required by Applicable Law.
12.8    Third Party Rights. Except as expressly provided in Article 9, nothing in this Agreement, whether express or implied, is intended, or shall be construed, to confer, directly or indirectly, upon or give to any Person, other than the Parties hereto, any legal or equitable right, remedy or claim under or in respect of this Agreement or any covenant, condition or other provision contained herein.
12.9    Amendment. This Agreement may not be modified or amended except by a written instrument executed by, or on behalf of, each of the Parties.
12.10    Entire Agreement. This Agreement, together with the agreements and instruments expressly provided for herein (including the Micron/Inotera Confidentiality Agreement), constitute the entire agreement of the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral and written, among the Parties with respect to the subject matter hereof.
12.11    Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the R.O.C., without giving effect to its conflict of laws principles.
12.12    Jurisdiction; Venue. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement shall be brought in the Taipei District Court, located in Taipei, Taiwan, and each of the Parties hereby consents and submits to the exclusive jurisdiction of such court (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by Applicable Law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum.
12.13    Headings. The headings of the Articles and Sections in this Agreement are provided for convenience of reference only and shall not be deemed to constitute a part hereof.
12.14    Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
12.15    Insurance. Without limiting or qualifying Inotera's liabilities, obligations or indemnities otherwise assumed by Inotera pursuant to this Agreement, Inotera shall at all times (except as otherwise stipulated in Schedule 12.15), for so long as this Agreement remains in effect (and notwithstanding any termination of the Joint Venture Agreement), maintain in effect insurance of the types and in the amounts set forth on Schedule 12.15 or as otherwise agreed by the Parties from time to time. Such insurance coverage may be provided through the coverage under one or more insurance policies maintained by Micron, NTC or any of their respective Affiliates.

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12.16    Micron Undertaking. Micron shall unconditionally cause the Purchaser to perform its obligations under this Agreement and hereby unconditionally guarantees the due performance of all such obligations by the Purchaser, including the payment of any amounts owing by the Purchaser under this Agreement. Such guarantee is an independent obligation of Micron and upon any default by the Purchaser in the performance of its obligations, including the payment of any amounts owing by the Purchaser, under this Agreement, Inotera may immediately proceed against Micron without proceeding against the Purchaser or joining the Purchaser.
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, this Agreement has been duly executed by, and on behalf of, the Parties as of the Closing Date.

MICRON TECHNOLOGY, INC.

By:	/s/ D. Mark Durcan
Name: D. Mark Durcan
Title: Chief Executive Officer

THIS IS A SIGNATURE PAGE FOR THE
SUPPLY AGREEMENT
ENTERED INTO BY AND AMONG
MICRON, THE PURCHASER AND INOTERA

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MICRON SEMICONDUCTOR ASIA PTE. LTD.

By:	/s/ Brian John Shields
Name: Brian John Shields
Title: Senior Managing Director and Chairman of the Board of Directors

THIS IS A SIGNATURE PAGE FOR THE
SUPPLY AGREEMENT
ENTERED INTO BY AND AMONG
MICRON, THE PURCHASER AND INOTERA

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INOTERA MEMORIES, INC.

By:	/s/ Pei-Ing Lee
Name: Pei-Ing Lee
Title: Supervisor

THIS IS A SIGNATURE PAGE FOR THE
SUPPLY AGREEMENT
ENTERED INTO BY AND AMONG
MICRON, THE PURCHASER AND INOTERA